Exhibit 10.54
EXECUTION VERSION

THIRD AMENDMENT
THIRD AMENDMENT, dated as of January 31, 2017 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, as amended to date (as so amended, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.
The parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is amended by amending and restating the definitions of “Cash Management Agreement” and “Hedging Agreement” as follows:
“Cash Management Agreement” shall mean any agreement to provide cash management services, including treasury, depository, cash pooling, netting or composite accounting, overdraft, credit or debit procurement card, electronic funds transfer and other cash management arrangements.
“Hedging Agreement” shall mean any Interest Rate Agreement or Currency Agreement between the Parent or any Subsidiary and any financial institution.
(b)    Section 1.01 of the Credit Agreement is further amended by deleting the definition of “Currency Exchange Agreement” and substituting in lieu thereof the definition of “Currency Agreement” to read as follows:
“Currency Agreement” shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements) between the Parent or any Subsidiary and any financial institution.
(c)    Paragraphs (v)(g) and (h) of Section 9.08 of the Credit Agreement are amended in full to read as follows:
(g) Indebtedness of the Parent and the Subsidiary Guarantors in an aggregate outstanding principal amount not at any time exceeding $50,000,000;

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(h) any guaranty by the Parent or any Subsidiary of the Parent of Indebtedness incurred pursuant to the foregoing subclauses (b), (c), (d), (e) or (f) by any other Subsidiary of the Parent;
(d)    Clause (iii)(A) of Section 9.13 to the Credit Agreement is amended in full to read as follows: “(iii)(A) Liens contemplated by clauses (b), (d), (e) and (g) of Section 9.08(v) and Liens securing cash pooling, netting or composite accounting constituting Indebtedness under Cash Management Agreements permitted by clause (f) of Section 9.08(v);”
3.    Amendments to Other Basic Documents. The last sentence of the first paragraph of each of the Company Pledge Agreement, the Parent Pledge Agreement, the Subsidiary Pledge Agreement, the Parent Guaranty, the Company Guaranty and the Subsidiary Guaranty is amended by amending and restating such sentence as follows:“In addition, (i) a Group Member (as hereinafter defined) may from time to time be obligated under one or more Hedging Agreements and (ii) a Group Member or any of its Subsidiaries may from time to time be obligated under one or more Cash Management Agreements, in each case, to one or more of the Lenders and/or any of their affiliates or to Persons who were (or whose affiliates were) Lenders at the time the applicable Hedging Agreement or Cash Management Agreement was entered into (such obligations being herein referred to as “Hedging Obligations” and “Cash Management Obligations”, respectively).”
4.    Representations and Warranties. On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
5.    Effectiveness. This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company and Lenders party to the Credit Agreement constituting the “Majority Lenders”.
(b)    Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, each of the other Borrowers and each Subsidiary Guarantor.
6.    Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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7.    Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.
8.    Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.    Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.
11.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
12.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:     /s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President & Treasurer
IRON MOUNTAIN INCORPORATED

By:     /s/ John P. Lawrence
Name: John P. Lawrence
Title: Senior Vice President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:     /s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Executive Director

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By: /s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Executive Director

[Signature Page to Third Amendment]

Bank of America, NA
By: /s/ Luanne T. Smith
Name: Luanne T. Smith
Title: Vice President

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A., CANADA BRANCH

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Third Amendment]

BARCLAYS BANK PLC,

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Assistant Vice President

[Signature Page to Third Amendment]

CITIZENS BANK, N.A.

By: /s/ Terence Kelly
Name: Terence Kelly
Title: Vice President

[Signature Page to Third Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to Third Amendment]

GOLDMAN SACHS BANK USA

By: /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Vice President

[Signature Page to Third Amendment]

HSBC BANK USA, N.A.

By: /s/ Lindsay G. Brachle
Name: Lindsay G. Brachle
Title: Vice President

[Signature Page to Third Amendment]

HSBC Bank plc

By: /s/ Sneha Manohar
Name: Sneha Manohar
Title: Relationship Director, HSBC Bank plc

RESTRICTED - [Signature Page to Third Amendment]

HSBC Bank Australia Limited

By: /s/ Alexandre Lheritier
Name: Alexandre Lheritier
Title: Director, Global Banking

[Signature Page to Third Amendment]

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: /s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Signature Page to Third Amendment]

ROYAL BANK OF CANADA

By: /s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

[Signature Page to Third Amendment]

THE BANK OF NOVA SCOTIA

By: /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Third Amendment]

Scotiabank Europe plc

By: /s/ Matt Tuskin
Name: Matt Tuskin
Title: Director

By: /s/ Mark Lee
Name: Mark Lee
Title: Managing Director

[Signature Page to Third Amendment]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President, Managing Director

[Signature Page to Third Amendment]

PNC BANK CANADA BRANCH

By: /s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President

[Signature Page to Third Amendment]

SUNTRUST BANK

By: /s/ Jason Crowley
Name: Jason Crowley
Title: Vice President

[Signature Page to Third Amendment]

TD BANK, N.A.

By: /s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Third Amendment]

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION,

By: /s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Third Amendment]

The Huntington National Bank

By: /s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Signature Page to Third Amendment]

WEBSTER BANK, N.A.

By: /s/ Raymond C. Hoefling
Name: Raymond C. Hoefling
Title: Senior Vice President

[Signature Page to Third Amendment]

KBC BANK NV, NEW YORK BRANCH,
as a Lender

By: /s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

By: /s/ Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director

[Signature Page to Third Amendment]

EXHIBIT A
ACKNOWLEDGMENT AND CONFIRMATION
ACKNOWLEDGMENT AND CONFIRMATION, dated as of [ ], 2017 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.
1.    Reference is made to the Third Amendment, dated as of [ ], 2017 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, as amended (as so amended, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
2.    Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;
(b)    all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and
(c)    all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
IRON MOUNTAIN INCORPORATED
By:____________________________
Name:    John P. Lawrence
Title:     Senior Vice President
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
By:____________________________
Name:    John P. Lawrence
Title:     Senior Vice President & Treasurer
IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.
By:____________________________
Name:    John P. Lawrence
Title:     Senior Vice President & Treasurer
IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.
By:____________________________
Name:    John P. Lawrence
Title:     Senior Vice President & Treasurer

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN SWITZERLAND GMBH
By:____________________________
Name: Christopher LaRochelle
Title: Managing Director
IRON MOUNTAIN EUROPE PLC
By:____________________________
Name: Simon Golesworthy
Title: Director
IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED
By:____________________________
Name: Simon Golesworthy
Title: Director
IRON MOUNTAIN AUSTRALIA HOLDINGS PTY LTD
By:____________________________
Name: Marc Duale
Title: Director
IRON MOUNTAIN AUSTRALIA SERVICES PTY LTD
By:____________________________
Name: Marc Duale
Title: Director
IRON MOUNTAIN (UK) LIMITED
By:____________________________
Name: Simon Golesworthy
Title: Director

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH
By:____________________________
Name: Robert Nedeljkovic
Title: Managing Director
IRON MOUNTAIN INTERNATIONAL HOLDINGS BV
By:____________________________
Name: Marc Duale
Title: Director A
IRON MOUNTAIN LUXEMBOURG SERVICES S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH
By:____________________________
Name: Christopher LaRochelle
Title: Manager
IRON MOUNTAIN HOLDINGS (FRANCE) SNC
By:____________________________
Name: Marc Duale
Title: Representative
IRON MOUNTAIN FRANCE SAS
By:____________________________
Name: Arnaud Revert
Title: President
IRON MOUNTAIN PARTICIPATIONS SA
By:____________________________
Name: Patrick Keddy
Title: The Chairman

[Signature Page to Acknowledgement and Confirmation]